UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 8, 2009
IDM PHARMA, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-19591	33-0245076
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9 Parker, Suite 100
Irvine, California	92618
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (949) 470-4751
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On April 8, 2009, IDM Pharma, Inc. (the “Company”) received a notice from The Nasdaq Stock Market (“Nasdaq”) indicating that the Company is not in compliance with the continued listing requirements of The Nasdsq Global Market under Nasdaq Marketplace Rule 4450(a)(3), which requires that companies listed on The Nasdaq Global Market must maintain a minimum of $10,000,000 in stockholders’ equity. In addition, the Company does not meet the continued listing requirements under The Nasdaq Global Market’s alternate maintenance standard. This notification has no immediate effect on the listing of the Company’s common stock on The Nasdaq Global Market.
The Company has until April 23, 2009 to provide Nasdaq a specific plan to achieve and sustain compliance with all Nasdaq Global Market listing requirements. If the Company submits the plan and it is accepted by Nasdaq, the Company may be granted a period of up to 105 days from April 8, 2009 within which the Company can regain compliance with such listing requirements. If Nasdaq determines that the Company’s plan is not sufficient to achieve and sustain compliance, it will provide written notice that the Company’s securities will be delisted. At such time, the Company may appeal the decision to a Nasdaq Listing Qualifications Panel.
Alternatively, the Company may apply to transfer its securities to The Nasdaq Capital Market. In order to transfer, the Company must satisfy the continued inclusion requirements for that market. If the Company submits a transfer application, the initiation of delisting proceedings will be stayed pending Nasdaq’s review of the transfer application.
The Company is currently evaluating whether to file the compliance plan with Nasdaq or to apply to transfer to the Nasdaq Capital Market. Should the Company choose to present a plan to achieve and sustain compliance with all Nasdaq Global Market listing requirements, there can be no assurance that such plan will be sufficient to avoid delisting. Should the Company choose to apply to transfer its securities to The Nasdaq Capital Market, there can be no assurance that such application will be approved.
The Company issued a press release regarding this notice on April 13, 2009, which is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits

Exhibit No.	Description

99.1	IDM Pharma, Inc. press release.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDM PHARMA, INC.

Date: April 13, 2009	By:	/s/ Robert J. De Vaere Robert J. De Vaere
Senior Vice President, Finance and Administration
and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	IDM Pharma, Inc. press release.